UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2023

Paychex, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	01-11330	16-1124166
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

911 Panorama Trail South
Rochester, New York		14625-2396
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (585) 385-6666

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PAYX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company's Annual Meeting of Stockholders was held on October 12, 2023.

There were present at the meeting, either in person or by proxy, holders of 321,128,195 shares of common stock entitled to vote. Stockholders elected the twelve nominees, constituting our entire Board of Directors, to hold office until the next Annual Meeting of Stockholders in 2024; approved the advisory vote on named executive officer compensation; approved holding future advisory votes on named executive officer compensation every year; and ratified the selection of our independent registered public accounting firm.

Results of stockholder voting are as follows:

Election of Directors				Broker
	For	Against	Abstain	Non-Votes
Martin Mucci	272,348,487	11,459,316	354,370	36,966,022
Thomas F. Bonadio	270,938,394	12,876,253	347,526	36,966,022
Joseph G. Doody	270,116,025	13,740,123	306,025	36,966,022
David J.S. Flaschen	269,141,177	14,724,270	296,726	36,966,022
John B. Gibson	280,391,486	3,469,755	300,932	36,966,022
B. Thomas Golisano	276,796,655	7,116,988	248,530	36,966,022
Pamela A. Joseph	264,321,164	19,582,173	258,836	36,966,022
Theresa M. Payton	283,304,747	595,051	262,375	36,966,022
Kevin A. Price	271,949,365	11,802,852	409,956	36,966,022
Joseph M. Tucci	260,451,563	23,394,394	316,216	36,966,022
Joseph M. Velli	275,502,526	8,343,581	316,066	36,966,022
Kara Wilson	280,255,220	3,624,649	282,304	36,966,022

Advisory Vote to Approve Named Executive Officer Compensation				Broker
	For	Against	Abstain	Non-Votes
	268,214,172	14,794,444	1,153,557	36,966,022

Advisory Vote on the Frequency of the Advisory Vote on Named Executive Officer Compensation					Broker
	One Year	Two Years	Three Years	Abstain	Non-Votes
	279,312,924	696,940	3,531,259	621,050	36,966,022

On October 12, 2023, the Board of Directors of the Company determined that the Company will hold future Say-on-Pay advisory votes on an annual basis until the occurrence of the next advisory vote on the frequency of Say-on-Pay votes, which is required to be held no later than the Annual Meeting of Stockholders in 2029.

Ratification of Selection of PriceWaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm	For	Against	Abstain
	319,313,767	1,453,840	360,588

Item 9.01 Financial Statements and Exhibits

Exhibit number	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCHEX, INC.
Date:	October 13, 2023	By:	s/ Robert L. Schrader
Robert L. Schrader Senior Vice President and Chief Financial Officer